                                    DVI, INC.

                        SUBSIDIARIES AND SUB-SUBSIDIARIES


                                   EXHIBIT 21


                                                              PERCENTAGE OWNED BY
                                                              -------------------
NAME OF ENTITY/JURISDICTION OF ORGANIZATION                 REGISTRANT   SUBSIDIARY
-------------------------------------------                 ----------   ----------
DVI Financial Services Inc. (Delaware)                         100%
DVI Healthcare Operations, Inc. (Delaware)                     100%
DVI Business Credit Corporation (Delaware)                     100%
DVI Lease Finance Corporation II (Delaware)                                 100%
DVI Lease Finance Corporation III (Delaware                                 100%
DVI Lease Receivables Corp. 1993-A (Delaware)                               100%
DVI Subordinated Securities Corporation (Delaware)                          100%
DVI Receivables Corp. (Delaware)                                            100%
DVI Receivables Corp. II (Delaware)                                         100%
DVI Business Credit Receivables Corporation (Delaware)                      100%
DVI Business Credit Receivables Corp. II (Delaware)                         100%
Westgate Imaging Center, Inc. (Delaware)                                    100%
DVI Receivables Corp. III (Delaware)                                        100%
DVI Receivables Corp. IV (Delaware)                                         100%
DVI Receivables Corp. V (Delaware)                                          100%
DVI International (Delaware)                                                100%
DVI Thailand (Thailand)                                                     100%
DVI Australia (Australia)                                                   100%
Oferil Sociedad Anonima (Uruguay)                                           100%
Estolur Sociedad Anonima (Uruguay)                                          100%